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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported):  March 24, 2000

                          Edison Brothers Stores, Inc.
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               (Exact Name of Registrant as specified in Charter)

        Delaware                    1-1394                    43-0254900
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(State of Incorporation)   (Commission File Number)         (IRS Employer
                                                         Identification No.)

                               501 North Broadway
                            St. Louis, Missouri 63102
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           (Address of principal executive offices including zip code)

                                 (314) 331-6000
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              (Registrant's telephone number, including area code)


                                       N/A
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          (Former name or former address, if changed since last report)






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Item 5.  Other Events

         On March 9, 1999, Edison Brothers Stores, Inc. and seven affiliated companies (the "Company") filed in the United States Bankruptcy Court for the District of Delaware a voluntary petition for reorganization under Chapter 11 of title 11 of United States Code, case number 99-529 (the "Chapter 11 Filing"). The Company continues in possession of its properties and is operating and managing its business as debtor-in-possession subject to Court approval for certain actions of the Company.

         Monthly Operating Reports are filed with the Office of the United States Trustee. A copy of the Operating Report of Edison Brothers Stores, Inc. and its subsidiaries for the period January 30, 2000 through February 26, 2000 as issued on March 20, 2000 is filed as Exhibit 99.1 hereto.


Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

         Exhibit No.     Description
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         Exhibit 99.1    Operating Report for period January 30, 2000 through
                         February 26, 2000.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          EDISON BROTHERS STORES, INC.

Date: March 24, 2000                    By:  /S/ Judith M. Abrams
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                                             Judith M. Abrams
                                             Vice President, Controller